SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                August 21, 1995



                           MORGAN STANLEY GROUP INC.

            (Exact name of registrant as specified in its charter)


          Delaware                   1-9085                 13-2838811

(State or other jurisdiction    (Commission File         (I.R.S. Employer
      of incorporation)              Number)          Identification Number)

           1251 Avenue of the Americas, New York, New York 10020
        (Address of principal executive offices including zip code)


                              (212) 703-4000
                      (Registrant's telephone number
                           including area code)

Item 5.     Other Events

            Attached and incorporated herein by reference as Exhibit 4 is the Nikkei 225 Index Call Warrant Agreement dated as of August 21, 1995 among Morgan Stanley Group Inc. (the "Company"), Chemical Bank, as Warrant Agent, and Morgan Stanley & Co. Incorporated, as Determination Agent.

Item 7(c).  Exhibits

            4     Nikkei 225 Index Call Warrant Agreement dated as of August
21, 1995 among the Company, Chemical Bank, as Warrant Agent, and Morgan Stanley & Co. Incorporated, as Determination Agent.

            23    Consent of Davis Polk & Wardwell.



                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MORGAN STANLEY GROUP INC.
                                              (Registrant)



Date: August 22, 1995                   By:  /s/ Patricia A. Kurtz
                                                 ______________________
                                                 Patricia A. Kurtz
                                                  Assistant Secretary



                                 EXHIBIT INDEX

Exhibit
Number    Description
_______   ___________

4 Nikkei 225 Index Call Warrant Agreement dates as of August 21, 1995 among the Morgan Stanley Group Inc., Chemical Bank, as Warrant Agent, and Morgan Stanley & Co. Incorporated, as Determination Agent.

23        Consent of Davis Polk & Wardwell.